UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2014

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 943-1234

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2014, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) approved an amendment and restatement of Cadence’s Bylaws (the “Bylaws”). The Bylaws were amended and restated to clarify or amend (i) the procedures for filling a Board vacancy or changing the Board size as set forth in Article II, Section 2.1 and 2.2 of the Bylaws in the event a vacancy arises pursuant to a director failing to receive a majority vote in an uncontested election (Article I, Section 1.8) and (ii) the information and representations required in a notice requesting action by stockholder written consent, the record date for stockholder written consents, that a stockholder written consent shall not be effective unless a sufficient number of stockholders to take such action deliver their written consents within 60 days after the earliest dated written consent is received by Cadence, and that Cadence is entitled to engage independent inspectors of elections to promptly perform a ministerial review of the validity of the written consents and that such written consents shall not be effective until the inspectors’ review is completed (Article I, Section 1.9).

This description is only a summary of the changes made to Cadence’s Bylaws and is qualified in its entirety by reference to the Bylaws, which are attached as Exhibit 3.01 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Cadence, held on May 6, 2014, Cadence stockholders voted on the following proposals, which are described in detail in Cadence’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 26, 2014:

1.	A proposal to elect the eight (8) directors named in the proxy statement to serve until the 2015 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. This proposal was approved as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Susan L. Bostrom	223,245,355	13,506,454	1,693,849	26,241,645
Dr. James D. Plummer	223,522,800	13,240,281	1,682,577	26,241,645
Dr. Alberto Sangiovanni-Vincentelli	200,734,093	33,032,695	4,678,870	26,241,645
George M. Scalise	219,245,296	14,493,875	4,706,487	26,241,645
Dr. John B. Shoven	218,787,994	14,989,320	4,668,344	26,241,645
Roger S. Siboni	219,518,384	14,226,889	4,700,385	26,241,645
Young K. Sohn	223,493,742	13,244,473	1,707,443	26,241,645
Lip-Bu Tan	217,325,148	19,465,089	1,655,421	26,241,645

2.	A proposal to approve the Omnibus Equity Incentive Plan, which consolidates the Amended and Restated 2000 Equity Incentive Plan into the Amended and Restated 1987 Stock Incentive Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
215,740,755	21,018,410	1,686,493	26,241,645

3.	A proposal to approve an advisory resolution to approve executive compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
216,069,232	17,634,538	4,741,888	26,241,645

4.	A proposal to ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for the fiscal year ending January 3, 2015. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
261,689,844	1,222,619	1,774,840	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.01	Cadence Design Systems, Inc. Amended and Restated Bylaws, effective as of May 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2014

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ James J. Cowie
James J. Cowie
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.01	Cadence Design Systems, Inc. Amended and Restated Bylaws, effective as of May 5, 2014.